CONFIDENTIAL

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.5
AMENDMENT NO. 1 TO DEVELOPMENT AND LICENSE AGREEMENT
THIS AMENDMENT No. 1 TO DEVELOPMENT AND LICENSE AGREEMENT (the “Amendment”) is entered into on March 18, 2013 (the “Execution Date”) and made retroactive to January 1, 2013 (the “Effective Date of the Amendment”), by and between DURECT Corporation (“Durect”) and Zogenix, Inc. (“Zogenix”).

WHEREAS, Durect and Zogenix are parties to a Development and License Agreement dated July 11, 2011 (the “DLA”), and

WHEREAS, the parties now wish to amend the DLA as provided for herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the parties hereby agree as follows:

1.	As of the Effective Date of the Amendment, Schedule 1.21 of the DLA is replaced and superseded in its entirety by Schedule 1.21 attached hereto and made a part hereof.

2.	All capitalized terms not otherwise defined in this Amendment shall have the same meanings that are ascribed to them in the DLA.

3.
Except as expressly amended by this Amendment, the DLA shall remain unchanged and continue in full force and effect as provided therein. This Amendment and the DLA constitute the complete, final and exclusive understanding and agreement of the parties with respect to the subject matter of the DLA, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter of the DLA. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers on the Execution Date.

DURECT CORPORATION	ZOGENIX, INC.

By: /s/ Matthew J. Hogan                By: /s/ Roger Hawley

Name:    Matthew J. Hogan                Name:    Roger Hawley____________

Title:    Chief Financial Officer             Title:_CEO_____________________

CONFIDENTIAL

Schedule 1.21

Durect Development Costs

Durect Development Costs [***].

(i) [***]:

Rank (Standard Rate)	Hourly FTE Rate
[***]	[***]
[***]	[***]
[***]	[***]

Rank (Preclin/Non-Clin Rate)	Hourly FTE Rate
[***]	[***]
[***]	[***]
[***]	[***]

[***].

Example: [***]

[***]

[***]

(ii) [***]:

[***]

(i)	[***].

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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